SCHEDULE 14C
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United Mines, Inc.

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United Mines, Inc.
11924 North Centaurus Place,
Oro Valley, AZ  85737
(520) 742-3111

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about December 10th, 2010 to the stockholders of record, as of December 1st. 2010, of United Mines, Inc., an Arizona corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of  The Board of Directors who holds a majority of the voting power of our capital stock (specifically_~74.8%) and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Election of the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2011 or until their respective successor is duly elected and qualified; and

(2)	Ratification of the appointment of S.E.Clark & Company, P.C.as the Company's independent certified public accountant; and

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the election of the members of the Board of Directors, ratification of appointment of the auditors. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors

December 10th, 2010	s/s Glenn E. Martin
Glenn E. Martin
Chief Executive Officer

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)	Election of the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2011 or until their respective successor is duly elected and qualified; and

(2)	Ratification of the appointment of S.E.Clark & Company, P.C.as the Company's independent certified public accountant; and

The Board of Directors has fixed the close of business on December 1st., 2010, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business December 1st., 2010, the Record Date, are entitled to notice of the action to be effective on or about December  1st., 2010. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution: and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Arizona Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the mining industry and an impact of mineral value would have a negative impact on our earnings and financial position.

•	Considerable political and economic uncertainties resulting from these events.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

Overview

The Mining Industry

Mining operations generally progress through four stages:  (1) prospecting, or the search for mineral deposits; (2) exploration, or the work involved in assessing the size, shape, location, and economic value of the deposit; (3) development, or the work of preparing access to the deposit so that the minerals can be extracted from it; and (4) exploitation, the work of extracting the minerals.

Companies in the mining industry are categorized based on the current activities taking place at the properties where they own rights.  An exploration stage company is one that is engaged in the search for minerals (reserves) which are not in either the development stage or production stage.  A development stage company is one that is engaged in the preparation of an established commercially mineable deposit (reserves) for its extraction which is not in the production stage.  A production stage company is one that is engaged in the exploitation of a mineral deposit (reserve).

The exploration stage of mining consists of numerous steps, including:  i) locate vein structures; ii) rock chip sample along the lengths of the vein; iii) rock chip sample the surrounding host rock; iv) send samples to assay labs for assay results; v) upon favorable results, perform a soil geochemical assay test along and around the vein structure to get a better detail of where the vein runs; vi) assay the soils that are collected; vii) using test results, map out a test drill pattern for the Diamond Core drilling; viii) drill the cores based on the drill map created; ix) sample the cores at various depths and send to assay; and x) either plot out a total drilling program or put together a pilot production plant for approximately the same cost as a full drill program (approximately $1.2 million).

A glossary of the mining and mineral resource terms used in this filing can be found in Exhibit 99.4 to our  Registration Statement on Form S-1, filed December 30, 2008.

Corporate History

We were originally incorporated under the name Plae, Inc., in the State of Arizona on August 20, 1999.  At the time we operated under the name Plae, Inc., no business was conducted.  No books or records were maintained and no meetings were held.   In essence, no  actions were taken  after incorporation until Glenn E. Martin took possession of Plae, Inc.  On February 18, 2005, the corporate name was changed to King Mines, Inc. and then subsequently changed to its current name, United Mines, Inc., on March 30, 2005.  No shares of common stock were issued until we  became United Mines, Inc.

We are an exploration stage mineral exploration company and have been in the mining industry since January 2005.  An exploration stage company is one engaged in the search for mineral deposits or reserves which are not in either the development or production stage.  We currently own four groups of mining claims.  These groups include one primary silver exploration stage mining project, seven gold exploration stage mining projects, three copper exploration stage projects, and one placer gold exploration stage project, all in Arizona, USA.  To date we have no assurance that commercially viable mineral deposits exist on any of the properties we own or where we have mineral rights. Further exploration, at a significant cost to us, will be required before a final evaluation as to the economic and legal feasibility of the properties is determined.  If this evaluation determines that some of the properties do have mineral deposits, we will have to spend substantial funds for their drilling and engineering studies before we will know if we have a commercially viable mineral deposit (a reserve).

CURRENT INFORMATION REGARDING THE COMPANY - continued

In October, 2005, we contracted with Glynn A. Burkhardt and Glynn G. Burkhardt, our current Senior Vice President and our former Emeritus Chairman of the Board, respectively, to transfer the rights and interests they held in 23 mining claim to us, by quitclaim deed, in exchange for 3,600,000 shares of our common stock.  These rights and interests were actually transferred to us in September 2006.

In March and April 2006, we obtained 3 state “exploration permits” from the state of Arizona, which are renewable on an annual basis for a maximum of 5 years.  The “exploration permits” are the precursor to obtaining a lease from the state, but leases cannot be obtained until we either conduct exploration for a year on the properties or show economic feasibility.

During 2006, we acquired 69 additional unpatented mining claims on BLM land, including the 9 claims that make up the Blue Copper mining property.

As a result of these acquisitions, we currently own four groups of mining claims.  As detailed below, these groups include one primary silver exploration stage mining project, seven gold exploration stage mining projects, three copper exploration stage projects, and one placer gold exploration stage project, all in Arizona, USA.

Our four groups of mining claims include 100 unpatented Bureau of Land Management (BLM) mining claims in Southern Arizona, USA, totaling 2,000 acres.  These claims are renewable annually for $140 per claim and currently paid through August 31, 2011.  .

In addition to the unpatented mining claims, we own three Arizona State Land Department (ASLD) Mineral Exploration Permits, Nos. 08-110135, 08-110136 and 08-110137, each of which are each good for 5 years, currently thru April 13, 2011.  This Arizona state land department position totals 1,920 acres of land.  These are renewable annually, at $2.00 per acre for year one, no charge per acre for the second year, and $1.00 per acre for years 3-5, plus a $500 renew application fee.  This fee had been paid thru April 13, 2011..

A brief description of the properties where we have mineral rights are discussed below.  For ease of reference we have split our claims and permitted land into “material” projects, those where we plan to begin our exploration activities, and “non-material” projects, those that we will begin any activity on until after we have begun initial exploration on our “material” projects.  For our material projects we have included various maps and information related to the project in our prior quarterly and annual disclosures.  For our non-material projects we do not include as much in-depth information.

Our Current Material Projects

Primary Silver Mining Exploration Project (Group 1 Claims and State Exploration Permits)

Overview

Our primary silver exploration project is known as “The Cerro Colorado Silver Mining Project.”  This project contains the famous “Cerro Colorado” mine, also known as the Heintzelman Silver Mines.  The Cerro Colorado mines have produced silver in the past, but, to date, we have not extracted any silver from this mine, but we have conducted test sampling.

Size:  This project encompasses 24 unpatented lode claims totaling 480 acres and three state mineral exploration permits, encompassing 1,920 acres.   All land under this project falls within T.20S. R10E of the Salt River Base Meridian, Pima County, Arizona.

Lode claims C-1 through C-9 and LC 58 and LC 59 form a contiguous block in Section 25 and the north 1/2 of Section 36.   One additional 20 acre lode claim covers the Waterman Mine on the SW 1/4 of Section 22.   Claim corner posts and DM monuments were observed on the ground, and appear in accordance with federal staking regulations.  These are the lode claims that were purchased from the Burkhardts.

Permitted heap leach facilities, under lead agency jurisdiction of the Arizona State Department of Environmental Quality, are located in central portions of lode claim 58 and 59 (LC58 and LC59).  The permitted twin plant facility is discussed in further detail under “Mill Sites” below.

The reclamation bonds are currently held by Glynn A. Burkhardt in the name of Glynn A. Burkhardt and Glynn G. Burkhardt, under contract to us.  A BLM required Reclamation Bond of $9,000 is in place.   In addition, a $5,000 ADEQ bond is in place for aquifer protection permit #P-101031.  Transfer of these bonds from the Burkhardts to UMI, is in process.

 CURRENT INFORMATION REGARDING THE COMPANY - continued

Bonding requirements for proposed exploration and mining activities on state land have been met.  Currently, we have $11,000 in mineral exploration reclamation bonds covering UMI’s 3 Arizona State Land Department Mineral Exploration Permits 08-110135, 08-110136 and 08-110137.

Cerro Colorado Exploration:   Several groups of mining claims on the Cerro Colorado properties are currently being evaluated for various phases of exploration activity.  Planned 2011/2012 exploration includes underground and surface drilling on The South Clark properties in an effort to discover any possible mineralized materials.  (See Exhibit 99.4)

Cerro Colorado Strategy:   This is the location we plan on exploring first.  We hope to establish precious metals production from this location in order to produce cash flow which will sustain the company while exploration of further company owned sites is begun.  We will initiate bulk sample metallurgical testing of mineralized material from several of our silver mines at this location.

United Mines Assets at Cerro Colorado and Processing Facility:  Currently, we have mineralized materials in side cast mine dumps, ready to process.     However, this material is not listed on our financial statements as we will not consider these materials as assets until the mineralized materials from the property is processed and extracted.  Bureau of Land Management Inspector William Auby visited our Twin Plant mineralized material processing facility on September 28, 2007  and Inspector Daniel Moore visited November 2009 and gave permission to go ahead under the current Plan of Operations to start to processing mineralized material with our permitted 100-ton a day gravity float and to upgrade our heap leach system.   A modified Plan of Operations will be submitted for approval once we receive sufficient funding to cover our anticipated costs associated with these operations.  In November 2009, our Twin Plant mill site passed our ADEQ permitting processing.

Nicholas Barr, Geologist, was commissioned in 2000 by Glynn A. Burkhardt and Glynn G. Burkhardt, to do a pre-feasibility geological investigation on the Cerro Colorado Mining District.   Ongoing sampling and assays reported from 2001 through 2005 were incorporated into the Barr pre-feasibility report, complete thru 2006 for the Company.

UMI Group 1 Claims:

The UMI Group 1 Claims comprising our Cerro Colorado silver properties consist of 6 sub-groups of claims and 3 AZ State Exploration Permits which, all total, contain 2,400 acres are as follows:

1.	Twin Plant Mineralized Material Processing Facility (claims LC58 and LC59)
T20S, R10E, Sec 25, G & SR Meridian 2 X 20 acre claims or 40 acres.

1.a.	Twin Plant contiguous Cerro Colorado mining claims (claims C1-9)
T20S, R10E, Sec 25, G & SR Meridian 9 X 20 acre claims or 180 acres.

2.	Silver Hill: T20S, R10E, Sec. 17, G&SR Meridian 2 X 20 acre claims or 40 acres

3.	Walapi Tiger: T20S, R10E, Sec. 22, G&SR Meridian 4 X 20 acre claims or 80 acres

4.	Walapi Tiger: T20S, R10E, Sec. 22, G&SR Meridian 2 X 20 acre claims or 40 acres

5.	Liberty: T20S, R10E, Sec. 16, G&SR Meridian 4 X 20 acre claims or 80 acres

6.	Waterman #1: T20S, R10E, Sec 22, G&SR Meridian 1 X 20 acre claim or 20 acres

7.	Mary G: T20S, R10E, Sec. 21, G&SR Meridian. State Lease 08-110136

8.	South Clark: T20S, R10E, Sec. 35 G&SR Meridian. State Lease 08-110135

CURRENT INFORMATION REGARDING THE COMPANY - continued

9.	Central Clark; T20S, R10E, Sec. 26 G&SR Meridian. State Lease 08-110137

10.	North Clark: T20S, R10E, Sec. 26 G&SR Meridian. State Lease 08-110137

11.	State Mineral Exploration Permit No. 08-110135 T20S, R10E, Sec. 26, G & SR Meridian. 640 acres.

12.	State Mineral Exploration Permit No. 08-110136 T20S, R10E, Sec. 21, G & SR Meridian. 640 acres.

13.	State Mineral Exploration Permit No. 08-110137 T20S, R10E, Sec. 35, G & SR Meridian. 640 acres

Location and Access

The UMI Group 1 claims are located in Pima County, Arizona, about 40 miles southwest of Tucson, off exit 48 on Interstate 19 going to Nogales.  Take Amado/Arivaca Rd west 15 miles to properties.  Various gravel/dirt roads go north into the claim group area.

Geology of Group One Claims Area

Mineralization is hosted by a low relief sequence of Tertiary or Cretaceous-age andesite porphyry, quartz latite porphyry, rhyodacite and flow breccia.  Extensive faulting, including numerous broad hematitic fracture zones is thought related to multiple episodes of uplift and fracturing generated by Laramide intrusive activity allowed by Tertiary caldera formation and basin and range extension.  A long duration of tectonic activity has allowed for deep penetration of descending solutions and development of secondary mineralization to depths of 300 feet or greater.

Mill Site Buildings

We own a twin plant facility which includes a heap leach mill with a 100-ton a day gravitational float mill.  In November 2009, we received our current Arizona Department of Environmental Quality (ADEQ) permit, approving this mill for general use.  We must still obtain operating permits when we actually begin processing minerals through the mill, but the ADEQ permit is the primary permit approving the mill for operations.  Within one year we plan on having limited production on our side cast mine dumps at the Cerro Colorado mine site, and gradually increase production thereafter.

Existing buildings include the precipitation house, spare parts and hardware storage building and a laboratory.  There are four small mobile homes used for on-site housing.   During the expansion of mining activities, the heap leach pad and ponds will be reconstructed, as will a shower/locker room/restroom building and a 120' by 40' maintenance and storage building.   The precipitation house will eventually be upgraded with higher capacity processing equipment.

We will operate strictly in accordance with Mine Safety and Health Administration (MSHA), Occupational Safety and Health Administration (OSHA), Arizona State Mine Inspector and ADEQ regulations.  We will install heavier gauge geomembranes in the heap leach pad and ponds than required by ADEQ together with a compacted clay liner underneath the geomembranes in order to further decrease the potential for cyanide solution leakage into the ground.

Chain link fence topped with barbed wire will be erected to surround the heap leach pad, the pregnant solution pond and the overflow pond.  Each of these fences will be lined at the bottom with 2 inch mesh chicken wire from ground level to two feet high to keep out small animals and snakes.  To avoid birds landing in the two ponds, the ponds will be protected by one inch netting that is stretched from the top of the fences and supported by cables.

All employees will be required to take mine safety training and cyanide safe handling training. Employees will be equipped with safety equipment including hard hats, gloves, ear plugs, respirators and protective clothing suitable for their particular jobs.  Emergency showers and emergency eye washes will be provided.

The heap leach pad and ponds, and all the buildings, will be lighted with bright lights on 25 foot poles for safety and security.  We will provide several gasoline and diesel engine generators to keep the processing going 24 hours a day in case of power failure.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is currently quoted on the OTC Bulletin Board under the symbol “UNMN.”  Our common stock began listing on the OTC Bulletin Board on November 10, 2009.  Our common stock is only expected to trade on a limited or sporadic basis and should not be deemed to constitute an established public trading market.  There is no assurance that there will be liquidity in the common stock.

The following table sets forth the high and low bid information for each quarter within the two most recent fiscal years, as provided by the Nasdaq Stock Markets, Inc.  The information reflects prices between dealers, and does not include retail markup, markdown, or commission, and may not represent actual transactions.

		Bid Prices
Fiscal Year Ended December 31,	Period	High	Low

2008	First Quarter	N/A	N/A
	Second Quarter	N/A	N/A
	Third Quarter	N/A	N/A
	Fourth Quarter	N/A	N/A

2009	First Quarter	N/A	N/A
	Second Quarter	N/A	N/A
	Third Quarter	N/A	N/A
	Fourth Quarter	$5.00	$0.25

2010	First Quarter	$5.00	$1.75
2010	Second Quarter	$2.70	$1.06
2010	Third Quarter	$2.68	$2.46

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock.  The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to a few exceptions which we do not meet.  Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES - continued

Holders

As of December 1st., 2010, there were 11,592,640 shares of our common stock issued and outstanding and held by 202 holders of record.  We believe many of the shares of our common stock are held in “street name” and, therefore, we believe the actual number of shareholders is slightly higher.

Dividends

On January 26, 2010, we announced our initial stock dividend program, set at a 6% annual rate for 2010, payable 1.5% per quarter. Shareholders who own our common stock at the end of each our fiscal quarters for 2010, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 will be entitled to a stock dividend of 1.5% of our common stock they own on the applicable record dates.  The payment dates for each quarterly dividend will be shortly after the end of each quarter, with the first one scheduled for April 5, 2010. Any future dividends, stock or cash, will be at the discretion of our Board of Directors and will depend upon such factors as earnings levels, capital requirements, our financial condition and other factors deemed relevant by the Board of Directors.  Our 2010 stock dividend program should not be taken as an indication we will have stock or cash dividends in any future quarters or years.

During the nine months ended September 30, 2010, the Company also issued 322,452 shares of common stock as stock dividends to its shareholders. The third quarter stock dividend was paid on November 4th 2010 totaling 167,591 shares bringing outstanding shares to 11,592,640 thru December 1st. 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis contains various “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included in this Form 14C, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to “anticipates”, “believes”, “plans”, “expects”, “future” and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company’s business, including but not limited to, reliance on mineral prices and competition in its markets, market demand, difficulties of hiring or retaining key personnel and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company adopted at management’s discretion, the most conservative recognition of revenue based on the most astringent guidelines of the SEC in terms of recognition of software licenses and recurring revenue. Management will elect additional changes to revenue recognition to comply with the most conservative SEC recognition on a forward going accrual basis as the model is replicated with other similar markets (i.e. SBDC). The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Forward-looking statements involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors and risks that could affect our results and achievements and cause them to materially differ from those contained in the forward-looking statements include those identified in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007, as well as other factors that we are currently unable to identify or quantify, but that may exist in the future.

In addition, the foregoing factors may affect generally our business, results of operations and financial position. Forward-looking statements speak only as of the date the statement was made. We do not undertake and specifically decline any obligation to update any forward-looking statements.

Overview

We were originally incorporated under the name Plae, Inc., in the State of Arizona on August 20, 1999.  At the time we operated under the name Plae, Inc., no business was conducted.  No books or records were maintained and no meetings were held.   In essence, no  actions were taken  after incorporation until Glenn E. Martin took possession of Plae, Inc.  On February 18, 2005, the corporate name was changed to King Mines, Inc. and then subsequently changed to its current name, United Mines, Inc., on March 30, 2005.  No shares of common stock were issued until we  became United Mines, Inc.

We are an exploration stage mineral exploration company and have been in the mining industry since January 2005.  An exploration stage company is one engaged in the search for mineral deposits or reserves which are not in either the development or production stage.  We currently own four groups of mining claims.  These groups include one primary silver exploration stage mining project, seven gold exploration stage mining projects, three copper exploration stage projects, and one placer gold exploration stage project, all in Arizona, USA.  To date we have no assurance that commercially viable mineral deposits exist on any of the properties we own or where we have mineral rights. Further exploration, at a significant cost to us, will be required before a final evaluation as to the economic and legal feasibility of the properties is determined.  If this evaluation determines that some of the properties do have mineral deposits, we will have to spend substantial funds for their drilling and engineering studies before we will know if we have a commercially viable mineral deposit (a reserve).

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - continued

In October, 2005, we contracted with Glynn A. Burkhardt and Glynn G. Burkhardt, our current Senior Vice President and our former Emeritus Chairman of the Board, respectively, to transfer the rights and interests they held in 23 mining claim to us, by quitclaim deed, in exchange for 3,600,000 shares of our common stock.  These rights and interests were actually transferred to us in September 2006.

In March and April 2006, we obtained 3 state “exploration permits” from the state of Arizona, which are renewable on an annual basis for a maximum of 5 years.  The “exploration permits” are the precursor to obtaining a lease from the state, but leases cannot be obtained until we either conduct exploration for a year on the properties or show economic feasibility.

During 2006, we acquired 69 additional unpatented mining claims on BLM land, including the 9 claims that make up the Blue Copper mining property.

As a result of these acquisitions, we currently own four groups of mining claims.  As detailed below, these groups include one primary silver exploration stage mining project, seven gold exploration stage mining projects, three copper exploration stage projects, and one placer gold exploration stage project, all in Arizona, USA.

Our four groups of mining claims include 100 unpatented Bureau of Land Management (BLM) mining claims in Southern Arizona, USA, totaling 2,000 acres.  These claims are renewable annually for $140 per claim and currently paid through August 31, 2011.  .

In addition to the unpatented mining claims, we own three Arizona State Land Department (ASLD) Mineral Exploration Permits, Nos. 08-110135, 08-110136 and 08-110137, each of which are each good for 5 years, currently thru April 13, 2011.  This Arizona state land department position totals 1,920 acres of land.  These are renewable annually, at $2.00 per acre for year one, no charge per acre for the second year, and $1.00 per acre for years 3-5, plus a $500 renew application fee.  This fee had been paid thru April 13, 2011.

Our Growth Strategy

Our objective is to successfully locate properties with mineral deposits, acquire the necessary rights to explore those properties, and then sell those minerals on the open market.

We intend to grow in two ways.  First, we intend to continue exploring the existing properties where we have mineral rights to hopefully locate mineral reserves that we can excavate and sell on the open market.  Second, we intend to be active in locating and acquiring mineral rights at properties that we explore and that we believe will have a high probability of having mineral reserves.  As noted above, we are currently in the various stages of exploring the locations where we have mineral rights.  Currently, in addition to our existing properties, we are targeting the Southwestern United States in our search for additional mineral rights that we may be interested in purchasing.

Results of Operations

We are an exploration stage company that is in the process of acquiring mineral properties or claims located in the State of Arizona. The recoverability of amounts from the properties or claims will be dependent upon the discovery of economically recoverable reserves, confirmation of the our interest in the underlying properties and/or claims, our ability to obtain necessary financing to satisfy the expenditure requirements under the property and/or claim agreements and to complete the development of the properties and/or claims, and upon future profitable production or proceeds for the sale thereof.

For the nine months ended September 30, 2010 and 2009, we generated no revenue. Our future revenue plan is uncertain and is dependent on our ability to effectively mine our products, generate sales, and obtain contract mining opportunities. There are no assurances of the ability of our company to begin to mine our claim. The cost of mining is cost intensive. Accordingly, it is critical for us to raise appropriate capital to implement our business plan.  We incurred losses of $312,815 and $155,432 for the nine months ended September 30, 2010 and 2009 respectively. Our losses since our inception through September 30, 2010 amount to $4,906,135.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - continued

Liquidity and Capital Resources

We have maintained a minimum of three months of working capital in its bank account since June 1, 2008. This reserve was intended to allow for an adequate amount of time to secure additional funds from investors as needed. To date, we have has succeeded in securing capital as needed, but there is no guarantee this will continue.

There is no historical financial information about us on which to base an evaluation of our performance. We are an exploration stage company and have not generated revenues from operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration of our property, and possible cost overruns due to increases in the cost of services. To become profitable and competitive, we must conduct the exploration of our properties before we start into production of any minerals we may find.

We believe we will have to rely on public and private equity and debt financings to fund our liquidity requirements over the intermediate term. We may be unable to obtain any additional financings on terms favorable to us, or obtain additional funding at all. If adequate funds are not available on acceptable terms, and if cash and cash equivalents together with any income generated from operations fall short of our liquidity requirements, we may be unable to sustain operations. Continued negative cash flows could create substantial doubt regarding our ability to fully implement our business plan and could render us unable to expand our operations, successfully promote our brand, develop our products, respond to competitive pressures, or take advantage of acquisition opportunities, any of which may have a material adverse effect on our business. If we raise additional funds through the issuance of equity securities, our stockholders may experience dilution of their ownership interest, and the newly issued securities may have rights superior to those of our common stock. If we raise additional funds by issuing debt, we may be subject to limitations on our operations, including limitations on the payments of dividends.

Off-balance sheet arrangements

We have no off-balance sheet arrangements including arrangements that would affect the liquidity, capital resources, market risk support and credit risk support or other benefits.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We do not hold any derivative instruments and do not engage in any hedging activities currently

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of  December 1st. 2010, 2010, certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group.

Common Stock
Title of Class	Name and Address of Beneficial Owner (3)	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Common Stock	Glenn E. Martin (2)	3,153,769	(4)	27.2%
Common Stock	Glynn A. Burkhardt (2)	3,963,122	(5)	34.18%
Common Stock	Roger McCaslin (2)	52,285		<1%
Common Stock	Nicole M. Breen (2)	1,042,365	(6)	10.2%
Common Stock	Robert Leitzman	187,179		1.6%
Common Stock	Lawrence G. Dykers	45,152		<1%
Common Stock	Robert Metz	83,656		<1%
Common Stock	All Directors and Officers As a Group (7 persons)	8,527,528	(4) (5) (6)	74.8%

(1)
Unless otherwise indicated, based on 11,592,640 shares of common stock issued and outstanding.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Indicates one of our officers or directors.

(3)	Unless indicated otherwise, the address of the shareholder is United Mines Inc., 11924 N. Centaurus Place, Oro Valley, AZ 85737

(4)	Includes 79,473 shares held in the name of Tanque Verde Valley Missionary Society, an entity controlled by Mr. Martin.

(5)	Includes 648,322 shares held of record by Glynn G. Burkhardt (deceased), which are now part of Mr. Glynn G. Burkhardt’s estate. Mr. Glynn A. Burkhardt is trustee of the estate.

(6)
Includes 300,990 shares held of record by Gem Management Group, LLC, of which Ms. Breen is the President and controlling shareholder, and 15,000 total shares held in the names of Angelica Breen, Ryan Breen and Ryan C.N. Breen.

The issuer is aware of one person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. Mr. Donald Steinberg our former CFO owns 674,,000 shares totaling 5.8%. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act.  There are no classes of stock other than common stock issued or outstanding.  The Company does not have an investment advisor.

There are no current arrangements which will result in a change in control.

BOARD OF DIRECTORS

The current Board of Directors consists of Glenn E. Martin, Glynn A. Burkhardt, Roger McCaslin, Nicole M. Breen, Robert A. Leitzman, Lawrence G. Dykers and Robert A. Metz.  Their biographies are in Proposal One herein.

All Directors hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION

Executive Officers and Directors

We do not have any employment contracts with our executive officers.  Additionally, during the year ended December 31, 2009, we did not compensate any of our officers or directors with cash compensation, only with shares of our common stock.  The shares of our common stock issued to our officers and directors were restricted shares and federal and state securities laws place restrictions on the ability of our officers and directors to sell our common stock.

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) our Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the fiscal years ended December 31, 2009, 2008 and 2007 (“Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	StockAwards ($) *		Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Glenn E. Martin	2009	-	-	425,000	(1)	-	-	-	-	425,000	(1)
Chairman of the Board and President	2008	-	-	85,000	(2)	-	-	-	-	85,000	(2)
	2007	-	-	35,000	(3)	-	-	-	-	35,000	(3)

Glynn A. Burkhardt	2009	-	-	25,000	(4)	-	-	-	-	25,000	(4)
Director and Senior Vice President	2008	-	-	5,000	(5)	-	-	-	-	5,000	(5)
	2007	-	-	30,000	(6)	-	-	-	-	30,000	(6)

Nicole M. Breen	2009	-	-	25,000	(7)	-	-	-	-	5,000	(7)
Director, Secretary and Treasurer	2008	-	-	5,000	(8)	-	-	-	-	5,000	(8)
	2007	-	-	30,000	(9)	-	-	-	-	30,000	(9)

Robert Leitzman	2009	-	-	25,000	(10)	-	-	-	-	25,000	(10)
Vice President and Director	2008	-	-	5,000	(11)	-	-	-	-	5,000	(11)
	2007	-	-	30,000	(12)	-	-	-	-	30,000	(12)

Robert Metz	2009	-	-	25,000	(13)	-	-	-	-	25,000	(13)
Vice President and Director	2008	-	-	5,000	(14)	-	-	-	-	5,000	(14)
	2007	-	-	5,000	(15)	-	-	-	-	5,000	(15)

Roger McCaslin	2009	-	-	25,000	(16)	-	-	-	-	25,000	(16)
Director

Glynn G. Burkhardt	2008	-	-	5,000	(17)	-	-	-	-	5,000	(17)
Former Emeritus Chairman of the Board	2007	-	-	5,000	(18)	-	-	-	-	5,000	(18)

Donald J. Steinberg	2008	-	-	5,000	(19)	-	-	-	-	5,000	(19)
Former Director and Chief Financial Officer	2007	-	-	30,000	(20)	-	-	-	-	30,000	(20)

EXECUTIVE COMPENSATION - continued

*
Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share Based Payment.  Our policy and assumptions made in valuation of share based payments are contained in the Notes to our December 31, 2009 financial statements.  The monies shown in the “option awards” column is the total calculated value for each individual.

(1)	Represents the 170,000 shares Mr. Martin received in 2009, 150,000 for serving as our Chief Executive Officer and 20,000 as our Chairman of the Board. These shares were valued at $2.50 per share.
(2)	Represents the 170,000 shares Mr. Martin received in 2008, 150,000 for serving as our Chief Executive Officer and 20,000 as our Chairman of the Board. These shares were valued at $0.50 per share
(3)	Represents the 70,000 shares Mr. Martin received in 2007, 50,000 for serving as our Chief Executive Officer and 20,000 as our Chairman of the Board. These shares were valued at $0.50 per share.
(4)	Represents the 10,000 shares Glynn A. Burkhardt received in 2009 for serving on our Board of Directors. These shares were valued at $2.50 per share.
(5)	Represents the 10,000 shares Glynn A. Burkhardt received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(6)	Represents the 60,000 shares Glynn A. Burkhardt, received in 2007, 50,000 for serving as our Senior Vice President and 10,000 as a director. These shares were valued at $0.50 per share.
(7)	Represents the 10,000 shares Ms. Breen received in 2009 for serving on our Board of Directors. These shares were valued at $2.50 per share.
(8)	Represents the 10,000 shares Ms. Breen received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(9)	Represents the 60,000 shares Ms. Breen received in 2007, 50,000 for serving as our Secretary and Treasurer and 10,000 as a director. These shares were valued at $0.50 per share.
(10)	Represents the 10,000 shares Mr. Leitzman received in 2009 for serving on our Board of Directors. These shares were valued at $2.50 per share.
(11)	Represents the 10,000 shares Mr. Leitzman received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(12)
Represents the 60,000 shares Mr. Leitzman received in 2007, 50,000 under a consulting agreement to service as our Vice President of Mining Operations and 10,000 for serving as a director.  These shares were valued at $0.50 per share.

(13)	Represents the 10,000 shares Mr. Metz received in 2009 for serving on our Board of Directors. These shares were valued at $2.50 per share.
(14)	Represents the 10,000 shares Mr. Metz received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(15)	Represents the 10,000 shares Mr. Metz received in 2007 for serving as a director. These shares were valued at $0.50 per share.
(16)	Represents the 10,000 shares Mr. McCaslin received in 2009 for serving on our Board of Directors. These shares were valued at $2.50 per share.
(17)	Represents the 10,000 shares Glynn G. Burkhardt received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(18)	Represents the 10,000 shares Mr. Glynn G. Burkhardt, received in 2007 for serving as a director. These shares were valued at $0.50 per share.
(19)	Represents the 10,000 shares Mr. Steinberg received in 2008 for serving on our Board of Directors. These shares were valued at $0.50 per share.
(20)
Represents the 60,000 shares Mr. Steinberg received in 2007, 50,000 for serving as our Chief Financial Officer and 10,000 as a director.  These shares were valued at $0.50 per share.  This amount does not represent the 20,000 shares Mr. Steinberg received under a consulting agreement during 2007.

Employment Contracts

We currently do not have written employment agreements with our executive officers.

EXECUTIVE COMPENSATION - continued

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2009:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Glenn E. Martin	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Glynn A. Burkhardt	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Nicole M. Breen	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Roger McCaslin	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Robert Leitzman	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Robert Metz	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

EXECUTIVE COMPENSATION - continued

Compensation of Directors

We issue our directors 10,000 shares each, per year, as compensation for serving on our Board of Directors.  We issue the Chairman of the Board an additional 10,000 shares annually.  The following table sets forth director compensation as of December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) *		Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Glenn E. Martin (1)	0-	50,000	(1)	0-	0	0	0	50,000	(1)

Glynn A. Burkhardt (2)	0-	25,000	(2)	0	0	0	0	25,000	(2)

Nicole Breen (3)	0-	25,000	(3)	0	0	0	0	25,000	(3)

Robert Leitzman (4)	0-	25,000	(4)	0	0	0	0	25,000	(4)

Robert Metz (5)	0-	25,000	(5)	0	0	0	0	25,000	(5)

Roger McCaslin (6)	0-	25,000	(6)	0	0	0	0	25,000	(6)

Lawrence G. Dykers	0	25,000	(7)	0	0	0	0	25,000	(7)

*
Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share Based Payment. Our policy and assumptions made in valuation of share based payments are contained in the notes to our financial statements. The monies shown in the “option awards” column is the total calculated value for each individual.

(1)	Glenn E. Martin was appointed to our Board of Directors on January 1, 2005. Represents the 20,000 shares Mr. Martin received as our Chairman of the Board. These shares were valued at $2.50 per share.
(2)	Glynn A. Burkhardt was appointed to our Board of Directors on May 3, 2006. Represents the 10,000 shares Mr. Burkhardt received for serving as a director. These shares were valued at $2.50 per share.
(3)	Nicole Breen was appointed to our Board of Directors on January 1, 2005. Represents the 10,000 shares Ms. Breen received for serving as a director. These shares were valued at $2.50 per share.
(4)	Robert Leitzman was appointed to our Board of Directors on July 11, 2006. Represents the 10,000 shares Mr. Leitzman received for serving as a director. These shares were valued at $2.50 per share.
(5)	Robert Metz was appointed to our Board of Directors on May 4, 2007. Represents the 10,000 shares Mr. Metz received for serving as a director. These shares were valued at $2.50 per share.
(6)	Roger McCaslin was appointed to our Board of Directors on August 5, 2009. Represents the 10,000 shares Mr. McCaslin received for serving as a director. These shares were valued at $2.50 per share.
(7)
Lawrence G. Dykers was appointed to our Board of Directors on November 6th, 2010.  Represents the 10,000 shares Mr. Dykers received for serving as a director.  These shares were valued at $2.50 per share.

EXECUTIVE COMPENSATION - continued

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2009:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Glenn E. Martin	-	-	-	-	-	-	-	-	-

Glynn A. Burkhardt	-	-	-	-	-	-	-	-	-

Nicole Breen	-	-	-	-	-	-	-	-	-

Robert Leitzman	-	-	-	-	-	-	-	-

Robert Metz	-	-	-	-	-	-	-	-	-

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Audit and Restated Fees

During the year ended December 31, 2009, S.E. Clark & Company, P.C., billed us $12,325 in fees for professional services for the audit of our financial statements in our Form 10-K and review of financial statements included in our Form 10-Q’s, as applicable.  During the year ended December 31, 2008, S.E. Clark & Company, P.C. billed us $11,075 in fees for professional services for the audit and review of our financial statements.

Tax Fees

During the year ended December 31, 2009, S.E. Clark & Company, P.C., billed us $0 for professional services for tax preparation.  During the year ended December 31, 2008, S.E. Clark & Company, P.C. billed us $0 for professional services for tax preparation.

All Other Fees

During the year ended December 31, 2009, S.E. Clark & Company, P.C., billed us $3,700 for other fees.  During the year ended December 31, 2008, S.E. Clark & Company, P.C. billed us $925 for other fees.

Of the fees described above for the year ended December 31, 2009, 100% were approved by the entire Board of Directors.

PROPOSAL ONE
ELECTION OF DIRECTORS

By written consent, our directors were elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

Name	Age	Position(s)

Glenn E. Martin	56	President (2005)and Chairman of the Board (2007)

Glynn A. Burkhardt	53	Senior Vice President and Director (2006)

Roger McCaslin	56	Director (2009)

Nicole M. Breen	34	Secretary, Treasurer and Director (2005)

Robert Leitzman	68	Chief Financial Officer (2009), Principal Accounting Officer (2009), Vice President and Director (2006)

Robert Metz	78	Vice President and Director (2007)

Lawrence G. Dykers	72	Director (2010)

Glenn E. Martin is currently our President and Chairman of the Board.  He has served in these positions since 2005 and 2007 respectively.  Prior to joining United Mines, Mr. Martin has served in an executive capacity with several different companies.  From 1988 through the fall of 1992, Mr. Martin was Executive Director of World Trade Center, Tucson, a subsidiary of the former Twin Towers in New York City.  In this position he oversaw the day to day operation, including projects, programs, and seminars for the U.S. Dept. of Commerce associate office in the W.T.C., Tucson promoting D.O.C. programs, servicing clients for both the D.O.C. and Small Business administration.  During his tenure with World Trade Center he served as speaker for international trade seminars and the AIESEC (U.S) National Leadership Seminars.  From 1992 to 2000, Mr. Martin was part of the team that joined together to form a large network marketing company in the Telecom Prepaid Phone Card arena.  Mr. Martin then went on to  form GEM International Inc., which, while under his direction as Chairman and CEO, secured the worldwide rights to Marilyn Monroe phone cards and sold over $1.5 million in prepaid phone card products in an emerging US market between 1994-96.

Glynn A. Burkhardt is currently our Senior Vice President and a Director.  He has held these positions since 2006.  Mr. Burkhardt is the son of Glynn G. Burkhardt, our Emeritus Chairman of the Board.  From March, 2000 to present, Mr. Burkhardt has been the owner/operator of Burkhardt Mining where he specializes in the evaluation and acquisition of mining properties.  Burkhardt Mining is merely a dba of Glynn A. Burkhardt.  Burkhardt Mining does all of its work for our company and does not work with any other companies.  Mr. Burkhardt spends approximately 90% of his time working on our business affairs.

Roger McCaslin is currently one of our Directors.  He has held this position since August 2009.  Mr. McCaslin is currently employed at the Tanque Verde Guest Ranch in Tucson, Arizona, where he has worked since 2002, overseeing guests, employees and livestock.  Mr. McCaslin was Facility Manager at Cobre Valley Mineral Recovery under Glynn A. Burkhardt from 1997 to 2004, as facility manager his duties included security, equipment maintenance, building maintenance, employee management including hiring, construction management, plumbing installation and heavy equipment and truck operator.  Other duties included surface and sub-surface sampling by hand through the use of rock drills both hand held and mounted.  Mr. McCaslin is familiar with laboratory crushing and grinding equipment as well as spectrographic analysis equipment. Mr. McCaslin has operated crushing units, end dumps as well as worked with the pit crew driller and as an explosives specialist assistant for open pit mining.  In addition, Mr. McCaslin has extensive experience with gasoline, diesel and propane distribution and the installation of holding tanks.

Nicole M. Breen is currently our Secretary and Treasurer, and a Director.  She has held these positions since 2005.  From June 2000 to present she has served as the Chief Executive Officer of GEM Management Group, LLC, a company specializing in acquiring mineral rights and mining properties.   All Ms. Breen’s current work in the mining industry is done on our behalf and she spends approximately 80% of her time working on our business affairs.  In this position she oversees the day-to-day treasury operations of the company.  Ms. Breen received her Bachelor of Science in Physical Education in Education, with a minor in Elementary Education, from the University of Arizona.

PROPOSAL ONE - continued

Robert A. Leitzman is currently one of our Vice Presidents and Director since 2006, and in August 2009 he was appointed as our Chief Financial Officer and Principal Accounting Officer.  From May 1998 to present Mr. Leitzman has been an self-employed, independent consultant specializing in all aspects of mine management and precious and ferrous  metal processing, including mine start up, planning, budgeting and cost control.  Mr. Leitzman is familiar with ISO registrations, environmental permit negotiations and community relations including seminar presentations to employees, corporate management and the public.  Plant management experience in plastics, mining chemicals, resins and nickel plating.  Mr. Leitzman also owns Tucson Guns & Western Artifacts.  Mr. Leitzman spends approximately 75% of his time working on our business affairs.  Mr. Leitzman received his Bachelor of Science, Mining Engineering, from the University of Arizona.

Robert Metz is currently one of our Vice Presidents and Director since 2007.  From 1992 to present, Mr. Metz has been a mining geological consultant, specializing in directing and otherwise participating in all phases of base, precious metal and industrial mineral exploration projects, from initial detailed geologic mapping, identifying exploration targets, to drilling and interpreting results, for major corporations in USA, Latin America, and Australia.  Since beginning working for us he has not done any work for other mining companies and he currently spends approximately 90% of his time working on our business affairs.

Lawrence G. Dykers recently joined our Board of Directors. An executive manager who is well grounded in the management area of mine operations and minerals development; direct experience in lead-zinc, copper-molybdenum, gold-silver, uranium, rare earths, coal, iron ore and quartz stone; a proven record in organization, planning and execution of complex projects, through teamwork and delegation of responsibility. Has direct experience in operations, engineering and in corporate management. Affiliations: NSPE, SME/AIME: Tucson-Southern California-Northwest & Great Lakes-Pacific Southwest Region,  Canadian Institute of Mining, Coal Association of Canada, Wyoming Mining Association, Iron Mining Assoc of MN, Wyoming Water Development Board, Rawlings Water Development Board, Minnesota State Chamber of Commerce, University of Minnesota Clinics, Minnesota Department of Health, Range Regional Health Services, Engineering Club of Northern MN, Mining Foundation of the Southwest

Other Directorships

None of our officers and directors are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Audit Committee

We do not currently have an audit committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Glenn E. Martin	1	1	0
Glynn A. Burkhardt	1	1	0
Roger McCaslin	1	1	0
Nicole M. Breen	1	1	0
Robert Leitzman	1	1	0
Robert Metz	1	1	0

PROPOSAL ONE - continued

Board Meetings and Committees

During the fiscal year ended December 31, 2009, the Board of Directors met 12 times and from January 2010 to December 1st. 2010, the Board of Directors met 9 times and took written action on several other occasions.  All the members of the Board attended the meetings.  The written actions were by unanimous consent

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors selected S.E.Clark & Company, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2010.  The engagement of S.E.Clark & Company, P.C is subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the votes cast.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission  ("SEC").  Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010.

Reports in Form 8-K.

All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described  herein, including  the Annual  Report on Form 10-KSB for the fiscal year ended December 31, 2009.

Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this  proxy statement  to the extent  that a  statement contained herein, or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein,  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

INFORMATION INCORPORATED BY REFERENCE - continued

This information statement incorporates, by reference, certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2011 and have it included in our proxy statement must submit the proposal in writing to Nicole M. Breen  We must receive the proposal no later than February 28 2011.

Shareholders intending to present a proposal at the Annual Meeting in 2011, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act").  The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting.  Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2011 no later than February 28, 2011.  If the notice is after February 28, 2011, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2011.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of Information Statement has been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

/s/ Glenn E. Martin

Glenn E. Martin
Chief Executive Officer

Oro Valley, Arizona
December 10, 2010